UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release
99.2	Earnings script

ITEM 9 AND ITEM 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2004, i2 Technologies, Inc. (the “Company”) announced by press release (the “Press Release”) and earnings conference call the Company’s 2003 annual and fourth quarter financial results. The information contained in the Press Release and the earnings script, which are attached as Exhibit 99.1 and Exhibit 99.2 respectively to this Current Report on Form 8-K, is incorporated by reference herein and is furnished pursuant to Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

i2 TECHNOLOGIES, INC.

Dated: January 28, 2004

By:	/s/ Katy Murray
Katy Murray
Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release

99.2	Earnings script

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